EXHIBIT 10.11

                                 LOAN AGREEMENT


THIS LOAN AGREEMENT is dated as of this 11th day of August, 2005 and is between Michael Cowpland (the "Lender") and ZIM Corporation (the "Company").

WHEREAS the Lender wishes to make certain credit facilities available to the Company on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the agreements herein set forth, and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

The Loan. Subject to the terms and conditions of this Loan Agreement, the Lender hereby establishes a revolving credit facility (the "Operating Facility") in favour of the Company in the amount of CDN$500,000 (the "Operating Commitment"). The Operating Facility shall be available by way of Canadian dollar advances in minimum increments of CDN$25,000 within three (3) business days of written request for advance thereunder by the Company. The Company may increase or decrease the principal amount of the obligations owing from time to time under the Operating Facility (together with Interest and Expenses, the "Obligations") by making drawdowns, repayments and further drawdowns, in each case in minimum increments of CDN$25,000. Notwithstanding any other payment date specified herein or any other provision hereof, all Obligations outstanding under the Operating Facility are due and payable on demand. The right of the Lender to make demands hereunder is absolute and unconditional notwithstanding the inclusion of covenants, representations, warranties and Events of Default. The Company hereby waives, to the extent permitted by law, any requirement that any notice be given in respect of a demand hereunder. The Company shall have the right at any time and from time to time, by giving at least three (3) business days notice to the Lender which notice, once given, shall be irrevocable and binding upon the Company, to reduce the then applicable Operating Commitment to a lower amount which is not less than the principal amount of all Obligations then outstanding under the Operating Facility. The amount of any such reduction so made by the Company shall be permanent and irrevocable.

Interest. All advances under the Operating Facility shall bear interest ("Interest") at the RBC Prime Rate (as defined below) plus 1.75%. Interest shall accrue from day to day, both before and after default, demand, maturity and judgment, shall be calculated on the basis of the actual number of days elapsed and on the basis of a year of 365 days (366 days in a leap year) and shall be compounded and payable to the Lender in Canadian dollars in arrears upon demand (which demand may or may not be inclusive of all of the interest or principal payable by the Company to the Lender pursuant hereto). For greater certainty, where the RBC Prime Rate changes, interest shall be charged for the day on which such change is effective on the basis of the new rate. For purposes hereof, the term "RBC Prime Rate" means, at any time, the annual rate of interest which the Royal Bank of Canada establishes at its principal office in Toronto as the reference rate of interest to determine interest rates it will charge at such time for demand loans in Canadian dollars made to its customers in Canada and which it refers to as its "prime rate of interest", such rate to be adjusted automatically and without the necessity of any notice to the Company upon each change to such rate.

Events of Default. Without limiting the provisions set forth in Section 1 of this Loan Agreement: (i) the events set forth in Schedule A attached hereto shall constitute "Events of Default" for purposes of this Loan Agreement; and
(ii) if an Event of Default has occurred the Lender may declare any or all of the Obligations not then due and payable to be immediately due and payable by giving notice in writing thereof to the Company and, in such event, such Obligations shall be due and payable forthwith by the Company to the Lender and the Lender may thereafter, without further notice to the Company except as provided at law: (A) commence legal action to enforce payment or performance of the Obligations; (B) file such proofs of claim or other documents as may be necessary or desirable to have its claim lodged in any bankruptcy, winding-up, liquidation, dissolution or other proceedings (voluntary or otherwise) relating to the Company; (C) pay or discharge any mortgage, charge, encumbrance, lien, adverse claim or security interest claimed by any person in the assets of the Company and the amount so paid shall be added to the Obligations and shall bear interest calculated from the date of payment at the RBC Prime Rate until paid; and (D) take any other action, suit, remedy or proceeding authorized or permitted by this Loan Agreement or at law or equity.

Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth in Schedule B in favour of the Lender, and hereby acknowledges that the Lender is relying on such representations and warranties for purposes of executing and delivering this Loan Agreement and completing the transactions contemplated by this Loan Agreement. The representations and warranties of the Company set forth in Schedule B will survive the execution and delivery of this Loan Agreement and, notwithstanding such execution and delivery will continue in full force and effect for the benefit of the Lender for so long as any Obligations remain outstanding under this Loan Agreement.

Representations and Warranties of the Lender. The Lender hereby makes the investment representations and warranties set forth in Schedule C in favour of the Company, and hereby acknowledges that the Company is relying on such investment representations and warranties for purposes of executing and delivering this Loan Agreement and completing the transactions contemplated by this Loan Agreement. The representations and warranties of the Lender set forth in Schedule C will survive the execution and delivery of this Loan Agreement and, notwithstanding such execution and delivery will continue in full force and effect for the benefit of the Company for so long as any Obligations remain outstanding under this Loan Agreement.

Covenants of the Company. During the term of this Loan Agreement, the Company hereby covenants as set forth in Schedule D in favour of the Lender.

Miscellaneous

Termination. Except as otherwise expressly set forth herein, this Loan Agreement shall terminate when the Obligations under this Loan Agreement shall have been fully performed in accordance with their respective terms.

Successors and Assigns. The provisions of this Loan Agreement shall be binding upon, and inure to the benefit of, the respective successors, assigns, heirs, executors and administrators of the parties hereto. Notwithstanding the foregoing, neither party may assign its rights under this Loan Agreement to any person without the other party's prior written consent, which shall not be unreasonably withheld or delayed.

Expenses. The Company shall pay the reasonable legal expenses, if any, of the Lender in relation to the negotiation and preparation of this Loan Agreement and the Company shall pay to the Lender all reasonable fees and expenses, including, without limitation, reasonable legal fees and costs, incurred by the Lender in the enforcement or in an attempt to enforce any of the Borrower's obligations hereunder not performed when due (all of the amounts described herein are referred to in this Loan Agreement as the "Expenses").

Currency. All currency expressed herein, unless otherwise specified, shall be in Canadian dollars.

Notices. All notices, requests, consents and other communications required or permitted to be given under or by reason of this Loan Agreement shall be in writing, shall be delivered personally or by telex or telecopy as described below or by reputable overnight courier or by certified mail, return receipt requested, or first class mail postage prepaid: (i) if to the Company, to 20 Colonnade Road, Suite, 200, Ottawa, Ontario, Canada K2E 7M6; and (ii) if to Lender, to ** or at such other address or addresses as may have been provided in writing to the Company by the Lender. Notices provided in accordance with this
Section 7.5 shall be deemed delivered upon personal delivery or two business days after deposit in the mail except in the case of notices sent by overnight courier which shall be deemed to be received the day after mailed.

Entire Agreement. This Loan Agreement, together with all documents and certificates accompanying the initial and subsequent advances hereunder embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

Amendments and Waivers. Except as otherwise expressly set forth in this Loan Agreement, any term of this Loan Agreement may be amended and the observance of any term of this Loan Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Lender. No waivers of or exceptions to any term, condition or provision of this Loan Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

Counterparts. This Loan Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.

Headings. The headings of the sections, subsections, and paragraphs of this Loan Agreement have been added for convenience only and shall not be deemed to be a part of this Loan Agreement.

Severability. The invalidity or unenforceability of any provision of the Loan Agreement shall not affect the validity or enforceability of any other provision.

Governing Law. The law of the Province of Ontario without giving effect to any choice or conflict of law provision or rule, will govern all issues concerning the construction, validity and interpretations of this Loan Agreement. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the Province of Ontario in any action or proceeding arising out of or relating to this Loan Agreement.

[Signatures follow on next page]

         IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement as of the date first above written.



ZIM CORPORATION


Per: /s/ Jennifer North
     ----------------------------
         Authorized Signatory



/s/ Michael Cowpland                             /s/ Roberto Campagna
--------------------------                       ---------------------------
MICHAEL COWPLAND                                 Witness - Roberto Campagna

                                   SCHEDULE A
                                EVENTS OF DEFAULT

The following shall constitute an "Event of Default" for purposes of this
Agreement:

Failure to Pay Principal or Interest - if the Company fails to make punctual payment when due of any principal amount or interest payable hereunder and if such payment is not made within five (5) business days of the day on which such payment is due; Failure to Pay Other Amounts - if the Company fails to make punctual payment when due of any amount payable hereunder other than principal or interest and if such payment is not made within five (5) business days of the day on which such payment is due;

False Representations, Etc. - if any representation or warranty made or given herein is false or erroneous in any material respect;

Cross-Default - if the Company defaults in the payment, when due, of any indebtedness for borrowed money in the principal amount of CDN$50,000 or greater, and such default has not been waived or cured within the applicable cure period, if any, or if such indebtedness is accelerated or otherwise becomes due and payable prior to the stated maturity thereof;

Default in Certain Covenants - if there is any default or failure in the observance or performance of any covenant contained herein, provided that such default or failure is continuing ten (10) business days after written notice thereof is given to the Company by the Lender;

Insolvency - if the Company or any of its subsidiaries is unable to pay its debts as such debts become due or is adjudged or declared to be, or admits to being, bankrupt or insolvent

Material Adverse Change - if there occurs a material adverse change in the general affairs, business, property, assets, management or condition (financial or otherwise) of the Company or any of its subsidiaries or if there is an impairment of the prospect of repayment of any portion of the Obligations owing to the Lender;

Voluntary Proceedings - if the Company makes a general assignment for the benefit of creditors; or any proceeding or filing is instituted or made by the Company seeking relief on its behalf as debtor, or to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment or composition of it or its debts under any similar law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its properties or assets;

Involuntary Proceedings - if any notice of intention is filed or any proceeding or filing is instituted or made against the Company in any jurisdiction seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its properties or assets or seeking possession, foreclosure or retention, or sale or other disposition of, or other proceedings to enforce security over, all or a substantial part of the assets of the Company unless the same is being contested actively and diligently in good faith by appropriate and timely proceedings and is dismissed, vacated or stayed within thirty (30) days of institution thereof;

Receiver, etc. - if a receiver, liquidator, trustee, sequestrator or other officer with like powers is appointed with respect to, or an encumbrancer pursuant to a security interest or otherwise takes possession of, or forecloses or retains, or sells or otherwise disposes of, or otherwise proceeds to enforce security over any of the properties or assets of the Company or gives notice of its intention to do so, except where the same is being contested actively and diligently in good faith by appropriate and timely proceedings and the appointment or enforcement has been stayed;

Execution, Distress - if any writ, attachment, execution, sequestration, extent, distress or any other similar process becomes enforceable against the Company or if a distress or any analogous process is levied against any of the properties or assets of the Company, except where the same is being contested actively and diligently in good faith by appropriate and timely proceedings and the enforcement or levy has been stayed;

Suspension of Business - if the Company or any of its subsidiaries suspends or ceases or threatens to suspend or cease its business; and

Assignment - if the Company assigns or attempts to assign its rights under this Agreement or any interest herein or therein to a third party.

                                   SCHEDULE B
                    REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company represents and warrants to the Lender, and acknowledges that the Lender is relying on such representation and warranties, that:

it is duly incorporated and validly existing under the laws of its jurisdiction of incorporation and has the corporate power and capacity to own its properties and assets and to carry on its business as presently carried on by it;

it has the corporate power and capacity to enter into this Loan Agreement and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it;

it has taken all necessary corporate action to authorize the execution, delivery and performance of this Loan Agreement;

the entering into of this Loan Agreement and the performance by the Company of its obligations hereunder does not and will not contravene, breach or result in any default under the articles, by-laws, constating documents or other organizational documents of the Company or under any mortgage, lease, agreement or other legally binding instrument, license, permit or law to which the Company is a party or by which the Company or any of its properties or assets may be bound and will not result in or permit the acceleration of the maturity of any indebtedness, liability or obligation of the Company under any mortgage, lease, agreement or other legally binding instrument of or affecting the Company;

other than the authorizations, consents, approvals, filings, and notices obtained, filed and delivered to the Lender as of the date hereof or immediately thereafter, no authorization, consent or approval of, or filing with or notice to, any Person is required in connection with the execution, delivery or performance of this Loan Agreement by the Company;

this Loan Agreement constitutes a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms; and

except as previously disclosed to the Lender, there is no court, administrative, regulatory or similar proceeding (whether civil, quasi-criminal, or criminal); arbitration or other dispute settlement procedure; investigation or enquiry by any government body; or any similar matter or proceeding (collectively "proceedings") against or involving the Company (whether in progress or threatened) which, if determined adversely to the Company, would materially adversely affect its business, property, financial condition or prospects or its ability to perform any of the provisions of this Loan Agreement; no event has occurred which might give rise to any proceedings and there is no judgment, decree, injunction, rule, award or order of any governmental body outstanding against the Company which has or may have a material adverse effect on its business, property, financial condition or prospects.

                                   SCHEDULE C
                    REPRESENTATIONS AND WARRANTIES OF LENDER

The Lender represents, and warrants to the Company that:

the Lender is entering into this Loan Agreement as principal for its own account and not for the benefit of any other person;

the Lender is a resident of the Province of Ontario;

no person has made to the Lender any written or oral representations other than as set forth in this Loan Agreement and the Lender has not received any document purporting to describe the business and affairs of the Company that has been prepared primarily for delivery to and review by prospective investors so as to assist those investors to make an investment decision in respect of the execution and delivery of this Loan Agreement;

the Lender is an "accredited investor" within the meaning of Ontario Securities Commission Rule 45-501 and shall provide a statutory declaration and/or a written certification as to such status at the Company's reasonable request, and is able to evaluate its investments in the Company on the basis of general business information respecting the Company presented by the Company; and

the Lender has had the opportunity to ask and have answered any and all questions which the Lender wished to have answered with respect to the business and affairs of the Company.

                                   SCHEDULE D
                                    COVENANTS

The Company shall perform and observe each of the following covenants for so long as any amounts are outstanding under the Loan Agreement:

The Company shall duly and punctually pay or cause to be paid to the Lender the Obligations or other amounts owing (including, in the case of default, interest on the amount in default) upon demand in accordance with the provisions of the Loan Agreement.

Except as permitted hereby, the Company shall preserve and maintain its corporate existence and the corporate existence of each of its subsidiaries.

The Company will promptly pay and discharge, (i) all lawful taxes, assessments and governmental charges or levies imposed upon the Company or upon or in respect of all or any part of the property or business of the Company or its subsidiaries; (ii) all trade accounts payable in accordance with its usual and customary business practices, except those trade accounts that are in dispute; and (iii) all claims for work, labour or materials, that if unpaid might become a lien upon any property of the Company or its subsidiaries; provided the Company will not be required to pay any such tax, assessment, charge, levy, account payable or claim if (A) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings that will prevent the forfeiture or sale of any property of the Company or its subsidiaries or any interference with the use thereof by the Company or its subsidiaries, except that whenever foreclosure on any lien that attaches (or security therefor) appears imminent, the Company shall pay or cause to be paid all such taxes, assessments, charges, levies, accounts payable or claims and (B) the Company will, to the extent required, in accordance with generally accepted accounting principles, set aside on its books reserves deemed by it to be adequate with respect thereto.

The Company will comply and cause its subsidiaries to comply, in all material respects, with the requirements of all applicable laws, rules and regulations and orders of any governmental authority including, without limitation, all laws, rules and regulations.

The Company will permit the Lender or its authorized representative (at the Lender's expense), on reasonable prior written request and during reasonable business hours, to visit and inspect under the Company's guidance, any of the properties of the Company or its subsidiaries, to examine all their books of account, records, reports and other papers and to discuss their affairs, finances and accounts with the senior officers of the Company. The Company shall maintain its books of account, records, reports and other papers in accordance with generally accepted accounting principles.

The Company shall give the Lender written notice of the occurrence of any Event of Default, or any event which with the lapse of time or giving of notice or both, would constitute an Event of Default, or of any material default which has occurred and is continuing under any loan agreement, debt instrument or other material agreement to which it is a party, promptly after the occurrence of the same.

Promptly upon its occurrence, the Company shall give the Lender written notice in the event that it has knowledge that any representation or warranty of the Company as set forth in this Loan Agreement is incorrect, promptly after the occurrence of the same.

The Company shall, upon request by the Lender execute and deliver all such further documents and do all such further acts and things as may be reasonably necessary or desirable at any time or times to give effect to the terms and conditions of this Loan Agreement.